                                                                    Exhibit 99.1


                         United States Bankruptcy Court
                           Southern District of Texas
                                Houston Division

Case name: Encompass Services Corp., et al
Petition Date: November 19, 2003
Case number: 02-43582-H4-11
Monthly Operating Report for month of March, 2003

The Company cautions readers to not place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete or that all adjustments necessary to report financial condition or operating results in accordance with generally accepted accounting principles have been made. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                  Case number:    02-43582-H4-11

Monthly Operating Report Summary for Month ended March 2003

====================================================================================================================================
                                  Filing date 11/19/02
                                      to month end      Month ended  Month ended  Month ended  Month ended  Month ended  Month ended
              Month                  November 2002        12/31/02     1/31/03      2/28/03      3/31/03      4/30/03      5/31/03
------------------------------------------------------------------------------------------------------------------------------------
Revenues (MOR-6)                             8,598,970   20,438,258   22,635,226   18,078,823   22,968,663
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) before Int,
   Deprec./Tax (MOR-6)                      (2,078,687)  (1,143,692)   2,018,737   (1,707,296)  (1,699,848)
------------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss) (MOR-6)                  (11,175,639) (97,691,696) (26,625,033) (77,049,258) (48,528,519)
------------------------------------------------------------------------------------------------------------------------------------
Payments to Insiders (MOR-9)                   205,297      347,219      492,521      395,870    1,208,793
------------------------------------------------------------------------------------------------------------------------------------
Payments to Professionals (MOR-9)                    0      551,311    1,380,983    2,919,417    1,357,274
------------------------------------------------------------------------------------------------------------------------------------
Post-petition disbursements from
   continuing operations (MOR-7)            33,041,000  162,195,000  114,388,000   94,831,000   44,120,000
====================================================================================================================================

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

-----------------------------------------------------------------------
    REQUIRED INSURANCE MAINTAINED
       AS OF SIGNATURE DATE                           EXP. DATE
    -----------------------------                     ---------
CASUALTY                   Yes [X] NO [ ]   see attached Policy Summary
LIABILITY                  Yes [X] NO [ ]   see attached Policy Summary
VEHICLE                    Yes [X] NO [ ]   see attached Policy Summary
WORKER'S                   Yes [X] NO [ ]   see attached Policy Summary

OTHER                      Yes [X] NO [ ]   see attached Policy Summary
-----------------------------------------------------------------------

-----------------------------------------------------------
ATTORNEY NAME:                       Alfredo R. Perez
FIRM:                            Weil, Gotshal & Manges LLP
ADDRESS:                         700 Louisiana, Suite 1600
ADDRESS:
CITY, STATE, ZIP:                    Houston, TX 77002
TELEPHONE:                              713.546.5040
-----------------------------------------------------------

Are all accounts receivable being collected within terms? No
Are all post-petition liabilities, including taxes, being paid within terms? Yes

Have any pre-petition liabilities been paid? Yes If so, describe:
Pursuant to court orders only
Are all funds received being deposited into DIP bank accounts? Yes Were any assets disposed of outside the normal course of business? Yes

If so, describe: Specific operating units pursuant to court orders only Are all U.S. Trustee Quarterly Fee Payments current? Yes
What is the status of your Plan of Reorganization?
Filed

I certify under penalty of perjury that the following complete Montly Operating Report (MOR), consisting of MOR-1 through MOR-10 plus attachments, is true and correct.


SIGNED: /s/ Illegible
        ---------------------------------
TITLE:  Vice President/CAO

MOR-1

                         ENCOMPASS SERVICES CORPORATION
                                 POLICY SUMMARY

--------------------------------------------------------------------------------------------------------------------------------
                Coverage                                 Policy No                         Insuring Company           Expiration
--------------------------------------------------------------------------------------------------------------------------------
All-Risk Property & Inland Marine          MCP371774800                           Zurich American Ins Co              05/01/03
--------------------------------------------------------------------------------------------------------------------------------
All-Risk Property & Inland Marine Excess   MHOU02-109                             Traveler's/ Munich Re               05/01/03
--------------------------------------------------------------------------------------------------------------------------------
All-Risk Property & Inland Marine Excess   MHOU02-109                             Traveler's/ Munich Re               05/01/03
--------------------------------------------------------------------------------------------------------------------------------
Aviation/Aircraft Non-ownership            AV3395001-03                           AIG Aviation                        02/01/03
   Liability
--------------------------------------------------------------------------------------------------------------------------------
Business Auto Liability                    BUA194323128                           Continental Casualty Company        02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Business Auto Physical Damage Coverage     BUA 194322500                          Continental Casualty Company        02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Business Auto Liability (Mexico)           MEX 4003550                            Grupo Nacional Provencial, S.A.     02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Business Auto Liability (Puerto Rico)      BUA 194322741                          Continental Casualty Company        02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Casualty (Foreign) Package                 PHF 059994                             ACE American Insurance Company      02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Commercial Crime Coverage                  169843305                              Continental Casualty Company        04/01/03
--------------------------------------------------------------------------------------------------------------------------------
Commercial General Liability               GL194323081                            Continental Casualty Company        02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Commercial General Liability (Puerto       GL194323176                            Transcontinental Insurance Co.      02/01/03
   Rico)
--------------------------------------------------------------------------------------------------------------------------------
Contractors Professional & Pollution       CPE 114072743                          Columbia Casualty                   02/01/03
   Liability
--------------------------------------------------------------------------------------------------------------------------------
Contractors Professional & Pollution       COPS 6192250                           American Intl. Specialty Ins. Co.   02/01/03
   Liability
--------------------------------------------------------------------------------------------------------------------------------
Directors & Officers Liability             81651029                               Executive Risk Indemnity            02/22/03
--------------------------------------------------------------------------------------------------------------------------------
Directors & Officers Liability - Excess    EPG0001067                             RLI Insurance                       02/22/03
--------------------------------------------------------------------------------------------------------------------------------
Directors & Officers Liability - Excess    MAG1440007310000                       Clarendon America                   02/22/03
--------------------------------------------------------------------------------------------------------------------------------
Directors & Officers Liability - Excess    6457710                                Starr Excess Liability Ins. Co.     02/22/03
--------------------------------------------------------------------------------------------------------------------------------
Directors & Officers Liability - Excess    0591CM0511                             St. Paul Mercury Insurance Co.      02/22/03
--------------------------------------------------------------------------------------------------------------------------------
Directors & Officers Liability - Excess    25RRDOX0000300                         Rock River Insurance Company        02/22/03
--------------------------------------------------------------------------------------------------------------------------------
Directors & Officers Liability - Excess    ELU OPT 2                              Indian Harbor Insurance Company     02/22/03
--------------------------------------------------------------------------------------------------------------------------------
Employment Practices Liability             XLEPL-06356                            XL Insurance                        04/01/03
--------------------------------------------------------------------------------------------------------------------------------
Executive Risk Coverage (Special Risk)     SCC01259500                            Underwriters at Lloyds              09/01/03
--------------------------------------------------------------------------------------------------------------------------------
Fiduciary Liability                        EPG0002598                             RLI Insurance                       04/01/03
--------------------------------------------------------------------------------------------------------------------------------
Flood Coverage                             3005778778 (Gulf States, Inc)          Omaha Property & Casualty           03/14/03
--------------------------------------------------------------------------------------------------------------------------------
Flood Coverage                             3005785377 (Gulf States, Inc)          Omaha Property & Casualty           02/27/03
--------------------------------------------------------------------------------------------------------------------------------
Flood Coverage                             3005785385 (Gulf States, Inc)          Omaha Property & Casualty           02/27/03
--------------------------------------------------------------------------------------------------------------------------------
Flood Coverage                             3005785393 (Gulf States, Inc)          Omaha Property & Casualty           02/27/03
--------------------------------------------------------------------------------------------------------------------------------
Flood Coverage                             3005785401 (Gulf States, Inc)          Omaha Property & Casualty           02/27/03
--------------------------------------------------------------------------------------------------------------------------------
Flood Coverage                             3005785427 (Gulf States, Inc)          Omaha Property & Casualty           02/27/03
--------------------------------------------------------------------------------------------------------------------------------
Flood Coverage                             3005785443 (Gulf States, Inc)          Omaha Property & Casualty           02/27/03
--------------------------------------------------------------------------------------------------------------------------------
Flood Coverage                             3006145571 (Gulf States, Inc)          Omaha Property & Casualty           02/27/03
--------------------------------------------------------------------------------------------------------------------------------
Flood Coverage                             3008156386 (Stephen C. Pomeroy, Inc)   Omaha Property & Casualty           02/04/03
--------------------------------------------------------------------------------------------------------------------------------
Flood Coverage                             3008156394 (Aircon Energy, Inc)        Omaha Property & Casualty           02/07/03
--------------------------------------------------------------------------------------------------------------------------------
Flood Coverage                             3508778309 (Mechanical Svcs of         Omaha Property & Casualty           03/19/03
                                           Orlando, Inc)
--------------------------------------------------------------------------------------------------------------------------------

                                Page 1 of 2 Pages

                         ENCOMPASS SERVICES CORPORATION
                                 POLICY SUMMARY

--------------------------------------------------------------------------------------------------------------------------------
                Coverage                                 Policy No                         Insuring Company           Expiration
--------------------------------------------------------------------------------------------------------------------------------
Marine Cargo Coverage                      OC 3587459 (Reliable Mechanical, Inc)  Zurich American Ins Co              Continuous
                                                                                                                      until\
                                                                                                                      cancelled
--------------------------------------------------------------------------------------------------------------------------------
Owners & Contractors Protective Liab       OCP194325977 (EMS Houston)             Continental Casualty Company        06/01/03
--------------------------------------------------------------------------------------------------------------------------------
Owners & Contractors Protective Liab       OCP 194321802 (Electrical Systems Co)  Continental Casualty Company        03/15/03
--------------------------------------------------------------------------------------------------------------------------------
Owners & Contractors Protective Liab       OCP194325946 (The Farfield Co)         Continental Casualty Company        04/23/03
--------------------------------------------------------------------------------------------------------------------------------
Owners & Contractors Protective Liab       OCP194325929 (The Farfield Co)         Continental Casualty Company        04/12/03
--------------------------------------------------------------------------------------------------------------------------------
Owners & Contractors Protective Liab       OCP 194325932 (Watson Elec.)           Continental Casualty Company        07/26/03
--------------------------------------------------------------------------------------------------------------------------------
Owners & Contractors Protective            OCP 194325980 (Farfield)               Continental Casualty Company        08/23/03
   Liability
--------------------------------------------------------------------------------------------------------------------------------
Owners & Contractors Protective            OCP 194325994 (Farfield)               Continental Casualty Company        06/21/03
   Liability
--------------------------------------------------------------------------------------------------------------------------------
Pollution & Remediation - (Air Systems)    PEC000171002                           Greenwich Insurance Company         02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Railroad Protective Liability              SCO399065300 (Farfield)                Zurich American Ins Co              01/05/03
--------------------------------------------------------------------------------------------------------------------------------
Stop Gap Coverage                          GL194323100                            Transportation Insurance Co.        02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Stop Gap Coverage (Puerto Rico)            GL 194323176                           Transcontinental Insurance Co.      02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Temporary Disability - Hawaii              TDI 0007097999 (Engineering            Pacific Guardian Life Ins Co        Continuous
                                           Design Group, Inc)                                                         until
                                                                                                                      cancelled
--------------------------------------------------------------------------------------------------------------------------------
Umbrella Coverage - Primary                BE1392845                              National Union Fire Insurance Co.   02/01/03
                                                                                     of PA
--------------------------------------------------------------------------------------------------------------------------------
Umbrella Coverage - Excess                 LQ1B71077194021                        Liberty Mutual Insurance Co.        02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Umbrella Coverage - Excess                 XCPG20581499                           Ace American Insurance Co.          02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Umbrella Coverage - Excess                 AEC3742104-01                          Zurich American Ins Co              02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Umbrella Coverage - Excess                 TSE9824671                             Great American Ins. Co.             02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Umbrella Coverage - Excess                 PHA017197                              Royal Insurance Co. of America      02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Umbrella Coverage - Excess                 Q106800196                             St. Paul Fire & Marine Ins. Co.     02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Umbrella Coverage - Excess                 639-4409                               Starr Excess Liability Ins. Co.     02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Umbrella Coverage - Excess                 ESR - 10735                            ACE Bermuda Ins., Ltd.              02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Workers Compensation - Deductible          WC 194323047                           American Casualty Company of        02/01/03
                                                                                  Readon, PA
--------------------------------------------------------------------------------------------------------------------------------
Workers Compensation - Excess Ohio         SP4697OH                               Employers Reinsurance Corp          02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Workers Compensation -Retro (AZ, OR, WI)   WC 194323064                           Transportation Insurance Co.        02/01/03
--------------------------------------------------------------------------------------------------------------------------------
Exposure Buyback Policy                    EBP - 104/02                           North Rock Insurance Company        02/01/03
--------------------------------------------------------------------------------------------------------------------------------

                                Page 2 of 2 Pages

     Financial Statements are unaudited, preliminary and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                  Case number:    02-43582-H4-11

                     Comparative Consolidated Balance Sheets
                               Month: March, 2003

====================================================================================================================================
ASSETS                                      11/30/02       12/31/02      01/31/03      02/28/03      03/31/03    04/30/03   05/31/03
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                   85,323,492    52,268,303    47,155,583    25,367,445   131,819,994
------------------------------------------------------------------------------------------------------------------------------------
Restricted cash                             53,422,909    84,882,829   109,000,227   131,045,974   145,418,511
------------------------------------------------------------------------------------------------------------------------------------
Net accounts and notes receivable (see
   detail at MOR - 5)                      560,763,147   361,762,521   298,223,293   165,869,152    80,206,684
------------------------------------------------------------------------------------------------------------------------------------
Costs and estimated earnings in excess
   of billings on uncompleted contracts     94,203,383    84,143,216    76,253,638    36,218,688    21,475,915
------------------------------------------------------------------------------------------------------------------------------------
Inventories                                 14,142,764    11,900,316    10,118,515     7,973,669     6,912,594
------------------------------------------------------------------------------------------------------------------------------------
Prepaid expenses and other current
   assets                                   45,494,030   132,463,673   152,163,920   156,360,479    34,084,393
------------------------------------------------------------------------------------------------------------------------------------
Deferred tax assets                         14,309,687            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total current assets                    867,659,411   727,420,859   692,915,176   522,835,407   419,918,091
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Net property plant and equipment            87,328,926    37,257,309    32,516,414    21,998,736    16,708,503
------------------------------------------------------------------------------------------------------------------------------------
Goodwill, net                              100,319,193   100,319,193   100,319,193   100,319,193   100,320,993
------------------------------------------------------------------------------------------------------------------------------------
Intangible customer lists, net               5,441,922     3,861,555     3,496,106     3,252,995        40,000
------------------------------------------------------------------------------------------------------------------------------------
Deferred tax assets, net of allowance        8,628,127            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Deferred debt issue costs                   19,505,421             0             0             0             0
------------------------------------------------------------------------------------------------------------------------------------
Other long-term assets                      26,586,226    50,324,337    23,091,541    24,345,742    25,329,873
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                          1,115,469,227   919,183,252   852,338,429   672,752,073   562,317,461
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

MOR - 2

     Financial Statements are unaudited, preliminary and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                  Case number:    02-43582-H4-11

                     Comparative Consolidated Balance Sheets
                               Month: March, 2003

====================================================================================================================================
LIABILITIES AND SHAREHOLDERS'
   EQUITY                               11/30/02        12/31/02         1/31/03         2/28/03         3/31/03     4/30/03 5/31/03
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Short-term borrowings and current
   maturities of long-term debt             528,073         456,324         404,058       5,151,293      15,374,941
------------------------------------------------------------------------------------------------------------------------------------
Accounts payable                         22,984,428      51,242,229      63,590,849      51,963,529      26,259,843
------------------------------------------------------------------------------------------------------------------------------------
Billings in excess of costs and
   estimated earnings on
   uncompleted contracts                100,738,835      71,685,758      60,679,811      37,016,879      20,879,577
------------------------------------------------------------------------------------------------------------------------------------
Accrued compensation and
   withholdings (see detail at MOR
   - 4)                                  52,023,046      37,474,471      28,009,474      16,477,480      10,237,738
------------------------------------------------------------------------------------------------------------------------------------
Due to related parties                      813,000              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Deferred tax liabilities - current               --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Other accrued liabilities (see
   detail at MOR - 4)                    67,681,699      59,515,415      58,116,526      42,694,105      34,001,785
------------------------------------------------------------------------------------------------------------------------------------
   Total current liabilities            244,769,081     220,374,197     210,800,719     153,303,286     106,753,883
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Long-term debt not subject to
   compromise                                    --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Due to related parties                           --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Deferred tax liabilities - long
   term                                          --       7,383,703       7,383,703       7,383,703       7,383,703
------------------------------------------------------------------------------------------------------------------------------------
Other long-term liabilities               3,968,014       3,803,236       3,798,604         826,964         825,402
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Liabilities subject to compromise       198,615,219     105,781,769      75,140,090      52,690,021      37,336,043
------------------------------------------------------------------------------------------------------------------------------------
Debt and accrued interest subject
   to compromise                        944,202,866     933,099,218     933,099,218     933,097,636     933,096,485
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Preferred stock                         309,094,731     311,997,131     311,997,131     311,997,131     311,997,131
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Shareholders' equity
------------------------------------------------------------------------------------------------------------------------------------
   Common stock                              66,641          66,641          66,641          66,641          66,641
------------------------------------------------------------------------------------------------------------------------------------
   Additional paid in capital           623,982,006     623,982,006     623,982,006     623,982,006     623,982,006
------------------------------------------------------------------------------------------------------------------------------------
   Retained earnings (accumulated
      deficit)                       (1,198,804,797) (1,276,880,116) (1,303,505,149) (1,400,170,782) (1,448,699,301)
------------------------------------------------------------------------------------------------------------------------------------
   Treasury stock                       (10,424,526)    (10,424,526)    (10,424,526)    (10,424,526)    (10,424,526)
------------------------------------------------------------------------------------------------------------------------------------
   Accumulated other comprehensive
      loss                                       --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
      Total shareholders' equity       (585,180,684)   (663,256,002)   (689,881,035)   (786,546,668)   (835,075,187)
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities and
            shareholders' equity      1,115,469,227     919,183,252     852,338,429     672,752,073     562,317,461
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

MOR - 3

     Financial Statements are unaudited, preliminary and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                  Case number:    02-43582-H4-11

        Detail of accrued compensation and withholdings and other accrued liabilities - post-petition

                               Month: March, 2003

==========================================================================================================================
                                         11/30/02     12/31/02      1/31/03      2/28/03      3/31/03    4/30/03   5/31/03
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Detail of accrued compensation and
   withholdings
--------------------------------------------------------------------------------------------------------------------------
Accrued salaries and wages               8,664,832    7,010,575    5,305,801    3,430,663    2,444,957
--------------------------------------------------------------------------------------------------------------------------
Accrued commissions                      1,668,203      912,868      844,764      791,909      722,461
--------------------------------------------------------------------------------------------------------------------------
Accrued vacation/holiday                11,810,429    6,711,668    4,694,494    2,035,814    1,563,427
--------------------------------------------------------------------------------------------------------------------------
Accrued 401(k) withholding                 509,236    1,722,003    1,449,758    1,048,822      666,339
--------------------------------------------------------------------------------------------------------------------------
Accrued 401(k) Co match                    626,621      397,823       (4,971)     (49,297)      29,319
--------------------------------------------------------------------------------------------------------------------------
Accrued 401(k) loan                        102,792       25,129       28,345       32,844       23,384
--------------------------------------------------------------------------------------------------------------------------
Accrued bonus                            1,772,368    1,538,406    1,032,414      797,887      562,224
--------------------------------------------------------------------------------------------------------------------------
Federal Taxes Payable                    1,546,242      622,459      402,100      (31,137)    (126,563)
--------------------------------------------------------------------------------------------------------------------------
FICA Payable                             2,171,972      946,232    1,205,195    1,045,273      805,888
--------------------------------------------------------------------------------------------------------------------------
State P/R Taxes Payable                    550,412      426,811      299,767      231,965      277,054
--------------------------------------------------------------------------------------------------------------------------
County P/R Taxes Payable                    39,230       37,547       32,554       43,974       67,665
--------------------------------------------------------------------------------------------------------------------------
City P/R Taxes Payable                      58,690       24,938       27,337       26,299       36,867
--------------------------------------------------------------------------------------------------------------------------
Other P/R Taxes Payable                    682,591      682,164      872,224      325,333      369,852
--------------------------------------------------------------------------------------------------------------------------
Union Dues withholding                     218,718       77,083       65,982      126,165           --
--------------------------------------------------------------------------------------------------------------------------
Garnishments withholding                    77,420       49,044       22,532       12,460        6,182
--------------------------------------------------------------------------------------------------------------------------
Medical Insurance withholding            1,817,353    1,580,101      485,593      383,569      434,879
--------------------------------------------------------------------------------------------------------------------------
Life Insurance withholding                 289,190      300,447      263,773      116,830       39,605
--------------------------------------------------------------------------------------------------------------------------
Dental Insurance withholding               103,257       95,409       53,402       79,349       24,937
--------------------------------------------------------------------------------------------------------------------------
Disablity Insurance withholding            402,380       41,029       12,581       12,101          458
--------------------------------------------------------------------------------------------------------------------------
COBRA Payable                                 (621)          --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
Payroll Savings Deductions
   withholding                              31,267       11,814        4,476        4,911        4,680
--------------------------------------------------------------------------------------------------------------------------
Other withholdings                        (533,153)    (209,504)      73,825      (81,958)    (185,693)
--------------------------------------------------------------------------------------------------------------------------
Accrued FUTA                               132,636      133,929      217,245      175,313      103,926
--------------------------------------------------------------------------------------------------------------------------
Accrued SUI                                395,834      368,375      585,311      523,715       61,515
--------------------------------------------------------------------------------------------------------------------------
Accrued union pension - welfare          2,851,782    1,234,073    1,086,194      717,255      108,586
--------------------------------------------------------------------------------------------------------------------------
Payroll clearing account                   483,493       46,245     (191,262)          --           --
--------------------------------------------------------------------------------------------------------------------------
Accrued bonus - other                   15,549,872   12,687,804    9,140,044    4,677,421    2,195,788
--------------------------------------------------------------------------------------------------------------------------
Total accrued compensation and
   withholdings                         52,023,046   37,474,471   28,009,474   16,477,480   10,237,738
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Detail of other accrued liabilities
--------------------------------------------------------------------------------------------------------------------------
Accrued workers compensation               404,821      321,035      236,745       64,101      (24,450)
--------------------------------------------------------------------------------------------------------------------------
Accrued dividends                               --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
Accrued relocation                              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
Accrued ESPP                                 6,100      (19,338)       9,150        5,855        1,649
--------------------------------------------------------------------------------------------------------------------------
Accrued severance and recruiting fees           --     (350,000)     250,000    1,200,000    1,625,000
--------------------------------------------------------------------------------------------------------------------------
Medical insurance payable                4,745,825    4,906,848    6,345,220    7,356,347    5,098,910
--------------------------------------------------------------------------------------------------------------------------
Accrued interest                         2,758,638       25,685       65,486       59,979      140,261
--------------------------------------------------------------------------------------------------------------------------
Accrued sales tax                        1,545,562      928,033      874,506      710,662      450,950
--------------------------------------------------------------------------------------------------------------------------
Accrued property tax                       687,972      325,782      133,128      141,327      167,509
--------------------------------------------------------------------------------------------------------------------------
Accrued business licenses                   18,881       19,053           --           --           --
--------------------------------------------------------------------------------------------------------------------------
Accrued other taxes                         94,248       96,382       59,545       60,042       59,138
--------------------------------------------------------------------------------------------------------------------------
Accrued miscellaneous                   16,298,950    7,282,918    8,944,935    5,722,178      465,904
--------------------------------------------------------------------------------------------------------------------------
Accrued rent                               666,553        3,350        4,517        5,683        6,850
--------------------------------------------------------------------------------------------------------------------------
Deferred revenue                             2,906        9,063        6,057       11,921       11,921
--------------------------------------------------------------------------------------------------------------------------
Restructure reserve                             --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
Accrued legal professional audit           951,170    1,022,576    1,083,954    1,142,527    1,218,282
--------------------------------------------------------------------------------------------------------------------------
Accrued insurance                       24,169,339   30,578,689   27,900,055   14,467,257   13,336,679
--------------------------------------------------------------------------------------------------------------------------
Accrued insurance (Non-ESR program)      4,556,795    4,272,358    2,827,383    1,856,460      230,584
--------------------------------------------------------------------------------------------------------------------------
Contingent liability insurance
   payable                                      --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
Liability for warranty costs             3,808,047    3,759,638    2,914,896    3,005,588    2,780,847
--------------------------------------------------------------------------------------------------------------------------
Deferred service contract income         5,670,672    3,758,870    3,524,062    3,123,362    2,723,559
--------------------------------------------------------------------------------------------------------------------------
Income tax payable - corporate           6,020,207           (0)   4,285,172    4,090,567    5,840,841
--------------------------------------------------------------------------------------------------------------------------
Federal income tax payments                     --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
Federal income tax excess                       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
State income taxes payable              (4,441,300)          (0)  (2,733,033)  (2,540,836)  (2,572,052)
--------------------------------------------------------------------------------------------------------------------------
City income taxes payable                 (248,725)           0     (239,825)    (237,798)    (237,110)
--------------------------------------------------------------------------------------------------------------------------
Franchise taxes payable                 (1,330,182)           0   (1,312,314)  (1,311,933)  (1,296,189)
--------------------------------------------------------------------------------------------------------------------------
Income tax payable - acquisition                --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
Other current liabilities                1,295,219    2,574,474    2,936,888    3,760,814    3,972,702
--------------------------------------------------------------------------------------------------------------------------
Total other accrued liabilities         67,681,699   59,515,415   58,116,527   42,694,104   34,001,785
--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================

MOR - 4

     Financial Statements are unaudited, preliminary and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                  Case number:    02-43582-H4-11

                                                        Month: March, 2003
=================================================================================================================================
                                                  Detail of accounts receivable
---------------------------------------------------------------------------------------------------------------------------------
                                           11/30/02      12/31/02       1/31/03       2/28/03       3/31/03     4/30/03   5/31/03
---------------------------------------------------------------------------------------------------------------------------------
Aging of trade accounts receivable
---------------------------------------------------------------------------------------------------------------------------------
0-30 days                                 195,626,990   111,762,990    81,189,677    51,556,855    24,257,792
---------------------------------------------------------------------------------------------------------------------------------
31-60 days                                121,523,270    77,067,020    54,755,298    29,586,240    12,736,931
---------------------------------------------------------------------------------------------------------------------------------
61-90 days                                 76,018,990    52,366,970    38,983,612    18,918,526     5,447,970
---------------------------------------------------------------------------------------------------------------------------------
91-120 days                                28,565,840    28,817,850    27,243,847    14,713,857     8,906,540
---------------------------------------------------------------------------------------------------------------------------------
over 120 days                              64,691,840    56,793,960    67,583,688    37,898,841    29,691,601
---------------------------------------------------------------------------------------------------------------------------------
Other (a)                                  (2,978,311)   (5,438,532)      115,141        18,439       366,963
---------------------------------------------------------------------------------------------------------------------------------
Trade accounts receivable                 483,448,619   321,370,258   269,871,263   152,692,758    81,407,797
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Trade notes receivable                        343,382       195,771       173,907       208,474       (21,810)
---------------------------------------------------------------------------------------------------------------------------------
Retention receivable                       96,689,142    65,014,318    52,827,258    29,880,428    13,204,996
---------------------------------------------------------------------------------------------------------------------------------
Claims receivable                                  (0)           (0)           (0)           (0)            0
---------------------------------------------------------------------------------------------------------------------------------
Other receivable                            9,712,162     3,766,974     3,526,587     8,694,263     9,900,429
---------------------------------------------------------------------------------------------------------------------------------
Total accounts receivable                 590,193,306   390,347,321   326,399,014   191,475,923   104,491,412
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Less: Allowance for doubtful accounts     (29,430,158)  (28,584,801)  (28,175,721)  (25,606,770)  (24,284,728)
---------------------------------------------------------------------------------------------------------------------------------
Less: Allowance for claims receivable              --            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
Less: Allowance - high tech receivable             --            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Net accounts and notes receivable         560,763,147   361,762,520   298,223,293   165,869,152    80,206,684
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================


(a) - represents primarily the elimination of intercompany receivables and payables for work subcontracted to other Encompass entities.

MOR - 5

     Financial Statements are unaudited, preliminary and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                  Case number:    02-43582-H4-11

                           Statement of Income (Loss)
                               Month: March, 2003

==============================================================================================
                                   Filing date
                                   11/19/02 to
                                month end November    Month ended   Month ended   Month ended
                                      2002            12/31/2002     1/31/2003     2/28/2003
==============================================================================================
Revenues                             8,598,970         20,438,258    22,635,226    18,078,823
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Cost of services                     7,229,660         13,969,153    17,945,116    14,827,201
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Gross margin                         1,369,310          6,469,105     4,690,111     3,251,622
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Bad debts                              486,638            465,959        72,568       (55,239)
----------------------------------------------------------------------------------------------
Selling and G&A                      3,279,762         11,343,654     3,994,883     5,376,000
----------------------------------------------------------------------------------------------
Restructuring Charges                1,433,822         (8,676,270)           --            --
----------------------------------------------------------------------------------------------
Goodwill Impairment                         (0)      (273,794,035)       (6,250)           --
----------------------------------------------------------------------------------------------
Total SG&A                           5,200,222       (270,660,692)    4,061,201     5,320,762
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Total Operating Income              (3,830,912)       277,129,797       628,910    (2,069,140)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Interest income                         42,379             51,312        17,670        60,051
----------------------------------------------------------------------------------------------
Interest (expense)                  (2,102,877)         7,161,108       (64,315)      (47,938)
----------------------------------------------------------------------------------------------
Reorganization Expenses                     --        (40,533,352)   (2,140,599)   (3,399,518)
----------------------------------------------------------------------------------------------
Gain (loss) on sale of assets              191             (4,553)        2,452        15,915
----------------------------------------------------------------------------------------------
Other income (expense)                (525,030)        (1,430,807)       14,606        16,304
----------------------------------------------------------------------------------------------
Total Other Income (Expense)        (2,585,337)       (34,756,292)   (2,170,187)   (3,355,185)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Total Pretax Income                 (6,416,248)       242,373,505    (1,541,277)   (5,424,325)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Total Income Tax Provision          (1,123,367)       (22,227,490)      100,000            --
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Income from continuing
   operations                       (5,292,882)       264,600,995    (1,641,277)   (5,424,325)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Income (loss) from disc ops,
   net of tax                       (6,122,744)      (314,180,040)  (10,616,521)   (7,023,081)
----------------------------------------------------------------------------------------------
Income (loss) on disposal of
   disc ops, net of tax                239,987        (48,112,650)  (14,367,236)  (64,601,852)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Total Net Income Before
   Extraord. Items                 (11,175,639)       (97,691,696)  (26,625,033)  (77,049,258)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Extraordinary items net of
   tax                                      --                 --            --            --
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Total Net Income                   (11,175,639)       (97,691,696)  (26,625,033)  (77,049,258)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
EBITDA                              (2,078,687)        (1,143,692)    2,018,737    (1,707,296)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

==============================================================================================

=======================================================================================



                                Month ended   Month ended   Month ended     Filing To
                                 3/31/2003     4/30/2003     5/31/2003        Date
=======================================================================================
Revenues                         22,968,663                                 92,719,941
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Cost of services                 18,061,099                                 72,032,229
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Gross margin                      4,907,565                                 20,687,712
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Bad debts                           (83,202)                                   886,724
---------------------------------------------------------------------------------------
Selling and G&A                   9,493,556                                 33,487,855
---------------------------------------------------------------------------------------
Restructuring Charges                    --                                 (7,242,448)
---------------------------------------------------------------------------------------
Goodwill Impairment                  (5,471)                              (273,805,756)
---------------------------------------------------------------------------------------
Total SG&A                        9,404,883                               (246,673,624)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Total Operating Income           (4,497,319)                               267,361,336
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Interest income                     221,112                                    392,524
---------------------------------------------------------------------------------------
Interest (expense)                  (98,792)                                 4,847,187
---------------------------------------------------------------------------------------
Reorganization Expenses          (1,714,954)
---------------------------------------------------------------------------------------
Gain (loss) on sale of assets         3,663
---------------------------------------------------------------------------------------
Other income (expense)           (1,097,709)                                (3,022,636)
---------------------------------------------------------------------------------------
Total Other Income (Expense)     (2,686,681)                               (45,553,681)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Total Pretax Income              (7,184,000)                               221,807,655
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Total Income Tax Provision               --                                (23,250,857)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Income from continuing
   operations                    (7,184,000)                               245,058,512
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Income (loss) from disc ops,
   net of tax                    (6,204,777)                              (344,147,163)
---------------------------------------------------------------------------------------
Income (loss) on disposal of
   disc ops, net of tax         (35,139,742)                              (161,981,494)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Total Net Income Before
   Extraord. Items              (48,528,519)                              (261,070,145)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Extraordinary items net of
   tax                                   --                                         --
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Total Net Income                (48,528,519)                              (261,070,145)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
EBITDA                           (1,699,848)                                (4,610,786)
---------------------------------------------------------------------------------------
                                                                                    --
---------------------------------------------------------------------------------------

=======================================================================================

MOR - 6

     Financial Statements are unaudited, preliminary and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                  Case number:    02-43582-H4-11

                         Cash Receipts and Disbursements
                               Month: March, 2003
                                    (000's)

===========================================================================================================
                                   Month        Month       Month       Month       Month
In Thousands                    11/30/2002   12/31/2002   1/31/2003   2/28/2003   3/31/2003   Month   Month
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Receipts:
-----------------------------------------------------------------------------------------------------------
   Pre-petition receipts          97,036           --           --          --          --
-----------------------------------------------------------------------------------------------------------
   Post-petition receipts         63,522      136,531      109,262      77,429      34,062
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Total receipts                   160,558      136,531      109,262      77,429      34,062     --       --
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Disbursements:
-----------------------------------------------------------------------------------------------------------
   Pre-petition disbursements    132,538           --           --          --          --
-----------------------------------------------------------------------------------------------------------
   Post-petition - payroll
      disbursements               21,365       72,050       64,218      37,279      22,478
-----------------------------------------------------------------------------------------------------------
   Post-petition - operating
      disbursements               11,676       90,145       50,170      57,552      21,642
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Total disbursements              165,579      162,195      114,388      94,831      44,120     --       --
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Monthly cash flow (deficit)       (5,021)     (25,664)      (5,126)    (17,402)    (10,058)    --       --
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Net borrowings (payments) on
   debt during pre-petition
   period                         (8,400)     (11,103)          --          --          --
-----------------------------------------------------------------------------------------------------------
Net borrowings (payments) on
   Debtor In Possession Line
   of Credit                          --           --           --       5,000      10,300
-----------------------------------------------------------------------------------------------------------
Tax refunds                           --           --           --          --     118,803
-----------------------------------------------------------------------------------------------------------
Cash consideration from sale
   of companies, net of
   escrowed amounts               20,816        3,674           --          --          --
-----------------------------------------------------------------------------------------------------------
Cash generated (used) by
   divested companies                275           --           --          --          --
-----------------------------------------------------------------------------------------------------------
Change in reclass of cash
   overdraft balances to
   accounts payable              (23,961)          --           --      16,753     (13,240)
-----------------------------------------------------------------------------------------------------------
Correction to cash accounts
   for divested companies             --           --           --     (26,139)        665
-----------------------------------------------------------------------------------------------------------
Change in intercompany out of
   balance                           (10)          38           14          (1)        (18)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Net change in cash               (16,301)     (33,055)      (5,112)    (21,789)    106,452     --       --
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Beginning cash balance           101,624       85,323       52,268      47,156      25,367     --       --
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Ending cash balance               85,323       52,268       47,156     25,367      131,819     --       --
-----------------------------------------------------------------------------------------------------------

===========================================================================================================

MOR - 7

                         Encompass Services Corporation
                       Cash Activity - Post-Filing Period
                              Supplemental to MOR-7

                                                                       Payroll           AP        Borrowings on
                                       Cash & IC     Cash Receipts   disbursement   disbursement      DIP Line     Tax Refunds
                                    ------------------------------------------------------------------------------------------
                                        2/28/03
Consolidated cash balance               25,367,445
Consolidated IC operating account           12,900
Encompass consolidated cash & IC        25,380,345     34,061,825    (22,478,000)    (21,642,007)    10,300,000    118,803,208
Encompass Continuing Operations       (848,654,364)    22,240,835    (13,459,000)    (18,611,007)    10,300,000    118,803,208
Residential Group                      194,590,085     22,279,166     (6,594,000)    (11,869,000)             0              0
Residential South Region                75,108,286      9,221,392     (2,689,000)     (4,891,000)             0              0
Residential North Region               119,481,799     13,057,774     (3,905,000)     (6,978,000)             0              0
Residential Adjustments - Other                  0              0              0               0              0              0
Residential Group Adjustments                    0              0              0               0
Encompass Corporate                 (1,043,244,449)       (38,331)    (6,865,000)     (6,742,007)    10,300,000    118,803,208
Divested companies                     857,281,976     11,820,990     (9,019,000)     (3,031,000)             0              0
Encompass Adjustments                   16,752,733              0              0               0

                                                                                Deal                              Restricted cash
                                    plus: adjustments     Net decrease     consideration    Deal consideration   charged from tax
                                    to divestitures      (increase) in       received -       received - notes   refunds and misc
                                          cash          restricted cash   restricted cash       receivable         sources/uses
                                    ---------------------------------------------------------------------------------------------
Consolidated cash balance
Consolidated IC operating account
Encompass consolidated cash & IC              664,860       (15,372,537)        9,875,028                    0          2,359,227
Encompass Continuing Operations                     0       (15,372,537)                0           (1,975,000)         2,359,227
Residential Group                                   0                 0                 0                    0                  0
Residential South Region                            0                 0                 0                    0                  0
Residential North Region                            0                 0                 0                    0                  0
Residential Adjustments - Other                     0                 0                 0                    0                  0
Residential Group Adjustments                       0
Encompass Corporate                                 0       (15,372,537)                0           (1,975,000)         2,359,227
Divested companies                            664,860                 0         9,875,028            1,975,000                  0
Encompass Adjustments                               0
                                                                           Other amounts
                                     Receipt of note       Change in     paid by corporate
                                     payments in form    negative cash       charged to
                                    of restricted cash      reclass        business units    Cash & IC
                                    --------------------------------------------------------------------
                                                                                               3/31/03
Consolidated cash balance                                                                    131,819,994
Consolidated IC operating account                                                                 30,621
Encompass consolidated cash & IC             3,138,282     (13,239,616)                0     131,850,616
Encompass Continuing Operations              3,138,282               0         2,312,986    (738,917,370)
Residential Group                                    0               0          (288,208)    198,118,043
Residential South Region                             0               0          (107,596)     76,642,082
Residential North Region                             0               0          (180,612)    121,475,961
Residential Adjustments - Other                      0               0                 0               0
Residential Group Adjustments                                                          0               0
Encompass Corporate                          3,138,282               0         2,601,194    (937,035,413)
Divested companies                                   0               0        (2,312,986)    867,254,868
Encompass Adjustments                                      (13,239,616)                0       3,513,117

                               Page 1 of 1 Pages

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

Case name: Encompass Services Corp., et al     Petition Date: November 19, 2002
                                                 Case number:     02-43582-H4-11

Cash Account Reconciliation
Month: March, 2003

Filed via affidavit.

MOR - 8

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al    Petition Date:   November 19, 2002
                                                Case number:      02-43582-H4-11

                     Payments to Insiders and Professionals
                               Month: March, 2003

===============================================================================================================================
                                                                                           Filing date
                                                                                        11/19/02 to month   Month of   Month of
                                                                                           end November     December    January
                   Insiders: Name/Position                        Compensation Type            2002           2002       2003
===============================================================================================================================
1. Henry P. Holland, Interim President and Chief Operating     Salary and expense
   Officer                                                     reimbursement                  19,942          34,189     34,317
-------------------------------------------------------------------------------------------------------------------------------
2. Daniel W. Kipp, Senior Vice President, Chief Information    Salary and expense
   and Administrative Officer                                  reimbursement                  11,744          20,309     20,000
-------------------------------------------------------------------------------------------------------------------------------
3. Darren B. Miller, Senior Vice President and Chief           Salary and expense
   Financial Officer                                           reimbursement                  13,202          22,916     23,068
-------------------------------------------------------------------------------------------------------------------------------
4. Gray H. Muzzy, Senior Vice President, General Counsel and   Salary and expense
   Secretary                                                   reimbursement                  12,603          21,220     21,038
-------------------------------------------------------------------------------------------------------------------------------
5. James McCoy, Vice President - Chief Accouting Officer,      Salary and expense
   effective as of 11/13/02                                    reimbursement                   7,708          15,529     15,722
-------------------------------------------------------------------------------------------------------------------------------
6. Todd A. Matherne, Vice President - Treasurer                Salary and expense
                                                               reimbursement                   9,717          16,666     17,070
-------------------------------------------------------------------------------------------------------------------------------
7. Ray Naizer, Senior Vice President - Operations              Salary and expense
                                                               reimbursement                  11,042          22,084     22,083
-------------------------------------------------------------------------------------------------------------------------------
8. Stephen A. Bate, Vice President - Operations                Salary and expense
                                                               reimbursement                   8,750          18,745     18,340
-------------------------------------------------------------------------------------------------------------------------------
9. Stephen A. Bate, Vice President - Operations                Bonus payment                      --              --    108,749
-------------------------------------------------------------------------------------------------------------------------------
10. Patrick L. McMahon, Senior Vice President - Operations     Salary and expense
                                                               reimbursement                  12,155          27,358     22,917
-------------------------------------------------------------------------------------------------------------------------------
11. Patrick L. McMahon, Senior Vice President - Operations     Key Employee Retention
                                                               Payment                            --              --         --
-------------------------------------------------------------------------------------------------------------------------------
12. Patrick L. McMahon, Senior Vice President - Operations     Vacation payout                    --              --         --
-------------------------------------------------------------------------------------------------------------------------------
13. James Cocca, Senior Vice President - Operations            Salary and expense
                                                               reimbursement                  11,934          23,584     25,142
-------------------------------------------------------------------------------------------------------------------------------
14. James L. Phillips, Senior Vice President - Operations      Salary and expense
                                                               reimbursement                   8,125          18,750     18,333
-------------------------------------------------------------------------------------------------------------------------------
15. James L. Phillips, Senior Vice President - Operations      Key Employee Retention
                                                               Payment                            --              --         --
-------------------------------------------------------------------------------------------------------------------------------
16. James L. Phillips, Senior Vice President - Operations      Vacation payout                    --              --         --
-------------------------------------------------------------------------------------------------------------------------------
17. Layne Albert, Assistant Secretary                          Salary and expense
                                                               reimbursement                   6,458          12,916     12,978
-------------------------------------------------------------------------------------------------------------------------------
18. Allan R. Conge, Assistant Secretary and Associate          Salary and expense
   General Counsel                                             reimbursement                   6,250          12,500     12,500
-------------------------------------------------------------------------------------------------------------------------------
19. Allan R. Conge, Assistant Secretary and Associate          Key Employee Retention
   General Counsel                                             Payment                            --              --         --
-------------------------------------------------------------------------------------------------------------------------------
20. John Hale, Assistant Secretary and Associate General       Salary and expense
   Counsel                                                     reimbursement                   6,250          12,500     12,500
-------------------------------------------------------------------------------------------------------------------------------
21. Tony Visage, Assistant Secretary and Associate General     Salary and expense
   Counsel                                                     reimbursement                   6,250          12,500     13,198
-------------------------------------------------------------------------------------------------------------------------------
22. Robert Arnold, Assistant Secretary and Assistant           Salary and expense
   Treasurer                                                   reimbursement                   4,167           8,334      8,334
-------------------------------------------------------------------------------------------------------------------------------
23. Joseph M. Ivey, former President and Chief Executive       Salary and expense
   Officer                                                     reimbursement                  43,178           9,615      7,615
-------------------------------------------------------------------------------------------------------------------------------
24. L. Scott Biar, former Vice President and Chief             Salary and expense
   Accounting Officer                                          reimbursement                   5,822              --         --
-------------------------------------------------------------------------------------------------------------------------------
25. Michael Gries, Chairman of the Board, Senior Vice
   President and Chief Restructuring Officer                                                      --              --         --
-------------------------------------------------------------------------------------------------------------------------------
26. J. Patrick Millinor, Jr., Director and former Chairman     Salary and expense
   of the Board                                                reimbursement                      --          37,504     41,117
-------------------------------------------------------------------------------------------------------------------------------
27. Andrew Africk, Director                                    Director fee                       --              --      6,250
-------------------------------------------------------------------------------------------------------------------------------
28. Vincent W. Eades, Director                                 Director fee                       --              --      6,250
-------------------------------------------------------------------------------------------------------------------------------
29. Donald L. Luke, Director                                   Director fee                       --              --      6,250
-------------------------------------------------------------------------------------------------------------------------------
30. Lucian L. Morrison, Director                               Director fee                       --              --      6,250
-------------------------------------------------------------------------------------------------------------------------------
31. William M. Mounger, II, Director                           Director fee                       --              --      6,250
-------------------------------------------------------------------------------------------------------------------------------
32. John M. Sullivan, Director                                 Director fee                       --              --      6,250
-------------------------------------------------------------------------------------------------------------------------------
33. Jonathon Carroll, Director                                 Director fee
-------------------------------------------------------------------------------------------------------------------------------
Total Insiders                                                                               205,297         347,219    492,521
===============================================================================================================================

=========================================================================================================
                                                               Month of    Month of   Month of   Month of
                                                               February     March       April       May
                   Insiders: Name/Position                       2003        2003       2003       2003
=========================================================================================================
1. Henry P. Holland, Interim President and Chief Operating
   Officer                                                       32,857      33,016
---------------------------------------------------------------------------------------------------------
2. Daniel W. Kipp, Senior Vice President, Chief Information
   and Administrative Officer                                    22,574      20,000
---------------------------------------------------------------------------------------------------------
3. Darren B. Miller, Senior Vice President and Chief
   Financial Officer                                             22,916      23,820
---------------------------------------------------------------------------------------------------------
4. Gray H. Muzzy, Senior Vice President, General Counsel and
   Secretary                                                     21,023      23,606
---------------------------------------------------------------------------------------------------------
5. James McCoy, Vice President - Chief Accouting Officer,
   effective as of 11/13/02                                      15,668      16,884
---------------------------------------------------------------------------------------------------------
6. Todd A. Matherne, Vice President - Treasurer                  16,667      16,667
---------------------------------------------------------------------------------------------------------
7. Ray Naizer, Senior Vice President - Operations                    --          --
---------------------------------------------------------------------------------------------------------
8. Stephen A. Bate, Vice President - Operations                  22,328      18,572
---------------------------------------------------------------------------------------------------------
9. Stephen A. Bate, Vice President - Operations                  65,937     293,739
---------------------------------------------------------------------------------------------------------
10. Patrick L. McMahon, Senior Vice President - Operations       27,857      27,559
---------------------------------------------------------------------------------------------------------
11. Patrick L. McMahon, Senior Vice President - Operations           --     137,500
---------------------------------------------------------------------------------------------------------
12. Patrick L. McMahon, Senior Vice President - Operations           --       5,291
---------------------------------------------------------------------------------------------------------
13. James Cocca, Senior Vice President - Operations              25,689      26,370
---------------------------------------------------------------------------------------------------------
14. James L. Phillips, Senior Vice President - Operations        18,769      17,224
---------------------------------------------------------------------------------------------------------
15. James L. Phillips, Senior Vice President - Operations            --     100,000
---------------------------------------------------------------------------------------------------------
16. James L. Phillips, Senior Vice President - Operations            --       2,813
---------------------------------------------------------------------------------------------------------
17. Layne Albert, Assistant Secretary                            12,917      12,917
---------------------------------------------------------------------------------------------------------
18. Allan R. Conge, Assistant Secretary and Associate
   General Counsel                                               12,500      12,500
---------------------------------------------------------------------------------------------------------
19. Allan R. Conge, Assistant Secretary and Associate
   General Counsel                                                   --     100,000
---------------------------------------------------------------------------------------------------------
20. John Hale, Assistant Secretary and Associate General
   Counsel                                                       12,500      12,500
---------------------------------------------------------------------------------------------------------
21. Tony Visage, Assistant Secretary and Associate General
   Counsel                                                       13,369      12,500
---------------------------------------------------------------------------------------------------------
22. Robert Arnold, Assistant Secretary and Assistant
   Treasurer                                                      8,695       8,333
---------------------------------------------------------------------------------------------------------
23. Joseph M. Ivey, former President and Chief Executive
   Officer                                                          373     250,000
---------------------------------------------------------------------------------------------------------
24. L. Scott Biar, former Vice President and Chief
   Accounting Officer                                                --          --
---------------------------------------------------------------------------------------------------------
25. Michael Gries, Chairman of the Board, Senior Vice
   President and Chief Restructuring Officer                         --          --
---------------------------------------------------------------------------------------------------------
26. J. Patrick Millinor, Jr., Director and former Chairman
   of the Board                                                  36,983      36,983
---------------------------------------------------------------------------------------------------------
27. Andrew Africk, Director                                          --          --
---------------------------------------------------------------------------------------------------------
28. Vincent W. Eades, Director                                       --          --
---------------------------------------------------------------------------------------------------------
29. Donald L. Luke, Director                                         --          --
---------------------------------------------------------------------------------------------------------
30. Lucian L. Morrison, Director                                     --          --
---------------------------------------------------------------------------------------------------------
31. William M. Mounger, II, Director                                 --          --
---------------------------------------------------------------------------------------------------------
32. John M. Sullivan, Director                                       --          --
---------------------------------------------------------------------------------------------------------
33. Jonathon Carroll, Director                                    6,250          --
---------------------------------------------------------------------------------------------------------
Total Insiders                                                  395,870   1,208,793                    --
=========================================================================================================

MOR - 9                         Page 1 of 2 Pages

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al    Petition Date:   November 19, 2002
                                                Case number:      02-43582-H4-11

                     Payments to Insiders and Professionals
                               Month: March, 2003

====================================================================================================================
                                                                               Filing date
                                                                            11/19/02 to month   Month of    Month of
                                                                               end November     December    January
Professionals: Name/Order Date                                                    2002            2002        2003
====================================================================================================================
1. FTI Consulting                          Accountants/Financial Advisors           --           303,679          --
--------------------------------------------------------------------------------------------------------------------
2. Winstead Schrest                        Legal services                           --           247,632          --
--------------------------------------------------------------------------------------------------------------------
3. Herman Mousel Sexton, P.C.              Accounting/Tax Services                  --                --     124,000
--------------------------------------------------------------------------------------------------------------------
4. Hunt, Patton & Brazeal, Inc.            Legal services                           --                --      10,000
--------------------------------------------------------------------------------------------------------------------
5. Conway, Del Genio & Gries               Bankruptcy consulting and
                                           advisory                                 --                --     691,592
--------------------------------------------------------------------------------------------------------------------
6. Wright, Fulford, Moorhead               Legal services                           --                --      26,391
--------------------------------------------------------------------------------------------------------------------
7.FMI                                      Financial advisory fees on
                                           sale of divested companies               --                --     434,000
--------------------------------------------------------------------------------------------------------------------
8. Bracewell & Patterson                   Legal services on sale of
                                           divestitures                             --                --      95,000
--------------------------------------------------------------------------------------------------------------------
9. Jackson Lewis LLP                       Legal services                           --                --          --
--------------------------------------------------------------------------------------------------------------------
10. Lowinsohn & Flegle                     Legal services                                             --          --
--------------------------------------------------------------------------------------------------------------------
11. Straus & Company                       Legal services                                             --          --
--------------------------------------------------------------------------------------------------------------------
12. Channin & Company LLC                  Financial advisory fees on
                                           sale of divested companies                                 --          --
--------------------------------------------------------------------------------------------------------------------
13. Wiel, Gotschal Manges                  Legal services                                             --          --
--------------------------------------------------------------------------------------------------------------------
14. Andrews & Kurth                        Legal services                                             --          --
--------------------------------------------------------------------------------------------------------------------
15. Joel Frank Wilkinson Brimmer Katcher   Legal services                                             --          --
--------------------------------------------------------------------------------------------------------------------
16. RK Harrison                            Insurance Broker                                           --          --
--------------------------------------------------------------------------------------------------------------------
17. DCC/Innisfee M&A Inc.                  Ballot agent, tabulator &
                                           consultant                                                 --          --
--------------------------------------------------------------------------------------------------------------------
18. Murphy Sheneman Julian & Rogers        Legal services                                             --          --
--------------------------------------------------------------------------------------------------------------------
19. Spriggs & Hollingsworth                Legal services                                             --          --
--------------------------------------------------------------------------------------------------------------------
20. Deloitte & Touche                      Accounting/Tax Services                                    --          --
--------------------------------------------------------------------------------------------------------------------
21. Manier & Herod                         Insurance/Bonding                                          --          --
--------------------------------------------------------------------------------------------------------------------
22. Lawrence & Finkelstein, PLLC           Legal services                                             --          --
--------------------------------------------------------------------------------------------------------------------
23. KPMG                                   Accounting Services                      --                --          --
--------------------------------------------------------------------------------------------------------------------
24. Jackson Kelly PLLC                     Legal services                           --                --          --
--------------------------------------------------------------------------------------------------------------------
25. Nichols, Wolfe, Stamper, Nally         Legal services                           --                --          --
--------------------------------------------------------------------------------------------------------------------
26. Ogletree, Deakins, Nash                Legal services                           --                --          --
--------------------------------------------------------------------------------------------------------------------
27. Piper Rudnick                          Legal services                           --                --          --
--------------------------------------------------------------------------------------------------------------------
28. Wright, Fulford, Moorhead              Legal services                           --                --          --
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Total Professionals                                                                  0           551,311   1,380,983
====================================================================================================================

======================================================================================
                                            Month of    Month of   Month of   Month of
                                            February     March       April      May
Professionals: Name/Order Date                2003        2003       2003      2003
======================================================================================
1. FTI Consulting                            444,571     130,681
--------------------------------------------------------------------------------------
2. Winstead Schrest                          391,777          --
--------------------------------------------------------------------------------------
3. Herman Mousel Sexton, P.C.                 77,000          --
--------------------------------------------------------------------------------------
4. Hunt, Patton & Brazeal, Inc.               15,000          --
--------------------------------------------------------------------------------------
5. Conway, Del Genio & Gries                 383,031     357,319
--------------------------------------------------------------------------------------
6. Wright, Fulford, Moorhead                      --          --
--------------------------------------------------------------------------------------
7.FMI                                             --          --
--------------------------------------------------------------------------------------
8. Bracewell & Patterson                      30,034      29,457
--------------------------------------------------------------------------------------
9. Jackson Lewis LLP                           2,661      17,255
--------------------------------------------------------------------------------------
10. Lowinsohn & Flegle                           892      11,596
--------------------------------------------------------------------------------------
11. Straus & Company                          14,763          --
--------------------------------------------------------------------------------------
12. Channin & Company LLC                    127,935     100,634
--------------------------------------------------------------------------------------
13. Wiel, Gotschal Manges                    436,567     286,692
--------------------------------------------------------------------------------------
14. Andrews & Kurth                          135,361     161,531
--------------------------------------------------------------------------------------
15. Joel Frank Wilkinson Brimmer Katcher      20,456          --
--------------------------------------------------------------------------------------
16. RK Harrison                              250,000          --
--------------------------------------------------------------------------------------
17. DCC/Innisfee M&A Inc.                     34,137          --
--------------------------------------------------------------------------------------
18. Murphy Sheneman Julian & Rogers           26,522          --
--------------------------------------------------------------------------------------
19. Spriggs & Hollingsworth                  168,762      22,030
--------------------------------------------------------------------------------------
20. Deloitte & Touche                         19,074          --
--------------------------------------------------------------------------------------
21. Manier & Herod                           337,900          --
--------------------------------------------------------------------------------------
22. Lawrence & Finkelstein, PLLC               2,974          --
--------------------------------------------------------------------------------------
23. KPMG                                          --     195,215
--------------------------------------------------------------------------------------
24. Jackson Kelly PLLC                            --       9,154
--------------------------------------------------------------------------------------
25. Nichols, Wolfe, Stamper, Nally                --       2,902
--------------------------------------------------------------------------------------
26. Ogletree, Deakins, Nash                       --       1,165
--------------------------------------------------------------------------------------
27. Piper Rudnick                                 --       6,451
--------------------------------------------------------------------------------------
28. Wright, Fulford, Moorhead                     --      25,193
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Total Professionals                        2,919,417   1,357,274
======================================================================================

(a) - Pursuant to the Court's December 18, 2002 Administrative Order Pursuant to Sections 105(a) and 331 of the Bankruptcy Code Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals, monthly statements for professionals' fees and expenses incurred through December 31, 2002 are not due until January 25, 2003. The objection period for these monthly statements expires on February 10, 2003, after which time, the Debtors are authorized to pay any undisputed fees and expenses requested pursuant to such monthly statements.

MOR - 9                         Page 2 of 2 Pages

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                  Case number:    02-43582-H4-11

              Bank accounts at banks not approved by U. S. Trustee
                               Month: March, 2003

====================================================================================================================================
                                                                   Ending        Ending        Ending        Ending        Ending
                                                                 Balance as    Balance as    Balance as    Balance as    Balance as
Bank                                 Account Name or Type       of 1/31/2003  of 2/28/2003  of 3/31/2003  of 4/30/2003  of 5/31/2003
------------------------------------------------------------------------------------------------------------------------------------
Scotia Bank in Calgary, Alberta,
   Canada                            Corporate account to
                                        secure P-Card
------------------------------------------------------------------------------------------------------------------------------------
First Union National Bank, Central
   Carolina Bank, First Citizens
   Bank, and BB&T, all in North      LT Mechanical sold          $     0.00    $     0.00    $     0.00
------------------------------------------------------------------------------------------------------------------------------------
Compass Bank, Region Bank, and
   SouthTrust Bank, all in Alabama   Compass Bank Depository     $ 6,330.95    $ 4,637.31    $13,327.20
                                                                                                          --------------------------
                                     Compass Bank Payroll        $28,228.83    $19,698.79    $16,347.52
------------------------------------------------------------------------------------------------------------------------------------
Fidelity Money Market and
   SouthTrust Bank, both in Texas    Encompass Management Co.    $ 3,123.56    $ 3,125.79    $ 3,125.79
------------------------------------------------------------------------------------------------------------------------------------
First National Bank in Manitowec,
   Wisconsin                         T & C sold                  $     0.00    $     0.00    $     0.00
------------------------------------------------------------------------------------------------------------------------------------
Alerius Financial in Fargo,
   North Dakota                      Laney's sold                $     0.00    $     0.00    $     0.00
------------------------------------------------------------------------------------------------------------------------------------
Citibank Advantage in Hackensack,
   New Jersey                        Cleaning sold               $     0.00    $     0.00    $     0.00
------------------------------------------------------------------------------------------------------------------------------------
Bank of Utah in Salt Lake
   City, Utah                        Team sold, Taylor-Hunt
                                        Electric                 $     0.00    $     0.00    $     0.00
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

MOR - 10

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

-----------------------------------------------
                                                :
In re:                                          :        CHAPTER 11
                                                :
ENCOMPASS SERVICES CORPORATION,                 :        Case No. 02-43582-H4-11
et al.                                          :
                                                :
                                                :
                  Debtors.                      :        JOINTLY ADMINISTERED
-----------------------------------------------

             AFFIDAVIT OF JAMES D. MCCOY REGARDING DEBTORS' MONTHLY
                     OPERATING REPORT (MONTH OF MARCH 2003)


STATE OF TEXAS     )
                   ) :ss
COUNTY OF HARRIS   )

     James D. McCoy, being duly sworn, deposes and says:

     1. I am the Chief Accounting Officer of Encompass Services Corporation ("Encompass"), which is the direct and indirect parent company of those subsidiaries whose chapter 11 cases are being jointly administered under the above-referenced case number (collectively, the "Debtors"). I have been employed by Encompass since November 13, 2002, and I am familiar with the Debtors' day-to-day operations, business affairs, and books and records.

     2. The Debtors and the Office of the United States Trustee for the Southern District of Texas ("U.S. Trustee") have agreed that the Debtors shall be permitted to file consolidated monthly operating reports. The Debtors and the U.S. Trustee have further agreed that the first such monthly operating report (the "MOR"), covering the period from November 19, 2002 (the "Commencement Date") through December 31, 2002, shall be submitted on or before January 31, 2003.

     3. The Debtors have endeavored to include in the MOR the most complete and accurate information available to them. However, with regard to section 8 of the MOR ("MOR-8"), which requires the Debtors to provide a cash account reconciliation for the period covered by the MOR, it would be unduly burdensome for the Debtors to provide such information.

     4. As set forth in the Debtors' Expedited Motion for Interim Order (A) Authorizing Continuation of Cash Management System, (B) Waiving Certain Requirements Regarding Debtor in Possession Bank Accounts and Business Forms, and (C) Setting Date,

Time, and Place for Final Hearing (Docket #10, the "Cash Management Motion"), the Debtors have a de-centralized cash management system comprised of over 400 bank accounts at various banks and financial institutions across the country.

     5. Encompass's Corporate Treasury Department ("Corporate Treasury") maintains two concentration accounts and two controlled disbursement accounts to control receipts and disbursements to all of the individual business unit accounts./1/ Each of the Debtors' business units that is geographically located within a market serviced by either Bank of America or JP Morgan Chase (the "Lead Banks") maintains accounts at one of these banks. Business units outside of the Lead Banks' market areas use other banking institutions.

     6. Disbursements for accounts payable are funded from controlled disbursement accounts that have been established at each of the Lead Banks. These accounts are zero balance accounts that are funded either from Corporate Treasury's concentration accounts or by drawing down on the Debtors' line of credit as checks are presented for payment.

     7. Each business unit's daily receipts are deposited at the local bank utilized by that business unit. These funds are then withdrawn and transferred to one of the concentration accounts via intra-bank transfers, ACH transfers or wire transfers. Deposits made to accounts at one of the Lead Banks are automatically transferred to a corporate concentration account on a daily basis. Deposits made to accounts at other institutions are controlled and transferred by Corporate Treasury to a Corporate Treasury concentration account via an inter-bank system. The funds in the concentration accounts are used to fund the controlled disbursement accounts.

     8. In light of the manner in which the Debtors' cash management system operates, it would be extremely burdensome for the Debtors to provide the information requested on MOR-8 for each and every bank account maintained by its numerous business units.

     9. The Debtors have continued to utilize their existing cash management system, as more fully described in the Cash Management Motion, and the ending cash balance for the month of March 2003 was $131,819,994.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

----------
/1/ One concentration account and controlled disbursement account are maintained at Bank of America and the second concentration and controlled disbursement accounts are maintained at JP Morgan Chase.

Dated: April 30, 2003


                                            /s/ James D. McCoy
                                            ------------------------------------
                                            James D. McCoy
                                            Chief Accounting Officer

STATE OF TEXAS     )
                   ) ss:
COUNTY OF HARRIS   )

     SWORN TO AND SUBSCRIBED before me, a Notary Public for the State of Texas, on this 30th day of April, 2003.


                                            /s/ Diane L. Bailey
                                            ------------------------------------
                                            Notary Public, State of Texas
                                            My Commission Expires on: 5-21-03

                                                                         [STAMP]